UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
April 9, 2021

REGAL BELOIT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511

(Address of principal executive offices, including zip code)

(608) 364-8800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2021, the Board of Directors of Regal Beloit Corporation (the “Company”) adopted an amendment and restatement of Section 8.02(a) of Article VIII of the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of that same date (the “Amendment”). The Amendment amends the exclusive forum provision contained in the Bylaws to change the choice of forum to any commercial court established pursuant to Wisconsin Supreme Court Order No. 16-05 and amendments thereto.

Specifically, the Amendment provides that unless a majority of the Board of Directors, acting on behalf of the Company, consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), any commercial court established pursuant to Wisconsin Supreme Court Order No. 16-05 and amendments thereto (or, if such commercial courts established pursuant to such order do not have jurisdiction or cease to exist, any circuit court located within the State of Wisconsin or, if no circuit court located within the State of Wisconsin has jurisdiction, any other state court located within the State of Wisconsin, or if no state court located within the State of Wisconsin has jurisdiction, a federal district court located in the State of Wisconsin), to the fullest extent permitted by law, shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim against the Company or any of its directors, officers or other employees arising pursuant to any provision of the Wisconsin Business Corporation Law, these bylaws or the Articles of Incorporation (in each case, as may be amended from time to time), or (iv) any action asserting a claim against the Company or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Wisconsin, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants. Unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the federal district courts of the United States of America, to the fullest extent permitted by law, shall be the sole and exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

REGAL BELOIT CORPORATION

Exhibit Index to Report on Form 8-K

Exhibit Number	Exhibit Description

3.1	Section 8.02(a) of Article VIII of the Amended and Restated Bylaws of Regal Beloit Corporation, as amended on April 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: April 9, 2021	By:	/s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary